GTR-SUM SUP-2

Summary Prospectus Supplement dated September 14, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Global Targeted Returns Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
David Millar Richard Batty David Jubb Gwilym Satchell	Portfolio Manager (lead) Portfolio Manager Portfolio Manager Portfolio Manager	2013 2013 2013 2018
Danielle Singer	Portfolio Manager	2018”

GTR-SUM SUP-2